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                                                                      EXHIBIT 21

                    C.P. CLARE CORPORATION AND SUBSIDIARIES

                              LIST OF SUBSIDIARIES

                                                                        PLACE OF
                                SUBSIDIARY                           INCORPORATION
          ------------------------------------------------------  --------------------
          Clare Capital, Inc....................................  New York
          Clare Capital, Inc....................................  Delaware
          Clare Components, Inc.................................  New York
          Clare Components, Inc.................................  Delaware
          Clare Electronics, Inc................................  New York
          Clare Electronics, Inc................................  Delaware
          Clare Instruments, Inc................................  New York
          Clare Instruments, Inc................................  Delaware
          Clare Services, Inc...................................  New York
          Clare Services, Inc...................................  Delaware
          Clare Systems, Inc....................................  New York
          Clare Systems, Inc....................................  Delaware
          Clare Technologies, Inc...............................  New York
          Clare Technologies, Inc...............................  Delaware
          Clare Canada, Ltd.....................................  Ontario, Canada
          Clare France S. A. R. L...............................  France
          C. P. Clare Electronics GmbH..........................  Germany
          C. P. Clare Foreign Sales Corporation.................  U.S. Virgin Islands
          C. P. Clare N.V.......................................  Belgium
          C. P. Clare Engineering N.V...........................  Belgium
          C. P. Clare Mexicana S.A. de C.V......................  Mexico
          Clare Technologies (Taiwan), Inc......................  Taiwan